UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2021

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Embarcadero Center, Suite 410, San Francisco, CA 94111
(Address of principal executive offices)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock No Par Value	AMS	NYSE AMER

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2021, the stockholders of American Shared Hospital Services (the “Company”) approved an amendment to the American Shared Hospital Services Incentive Compensation Plan (the Incentive Compensation Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Among other things, the amendment increases the number of shares authorized for issuance under the Incentive Compensation Plan by 950,000 shares.

The material terms of the Incentive Compensation Plan, as amended, are described in the Company’s definitive proxy statement, dated April 30, 2021, under the heading “Proposal No. 3 — Approval of the Amendment and Restatement of the Incentive Compensation Plan, which is incorporated herein by reference.

The description of the Incentive Compensation Plan, as amended, is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, as amended, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Securities Holders.

The Company’s Annual Meeting was held on June 25, 2021. There were present in person or by proxy at the Annual Meeting shareholders voting 4,515,703 shares that represent 77.85% of the 5,800,811 shares outstanding and entitled to vote at the Meeting which represented a quorum. Set forth below are the final voting totals as provided by American Stock Transfer & Trust Company, LLC the independent inspector of elections for the Annual Meeting:

Proposal One: Election of Directors:

Nominee	For	Withheld	Broker Non-Vote
Ernest A. Bates, M.D.	2,994,229	6,871	1,514,603
Daniel G. Kelly, Jr.	2,977,969	23,131	1,514,603
David A. Larson, M.D.	2,994,357	6,743	1,514,603
Sandra A.J. Lawrence	2,994,043	7,057	1,514,603
S. Mert Ozyurek	2,981,942	19,158	1,514,603
Raymond C. Stachowiak	2,993,766	7,334	1,514,603

All six individuals were elected to serve on the Board of Directors until the next annual meeting.

Proposal Two: Advisory Vote on the Company’s Executive Compensation.

There were 2,918,949 votes for, 71,282 votes against, 10,869 votes abstained, and 1,514,603 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

Proposal Three: Approval of the Amendment and Restatement of the Incentive Compensation Plan.

There were 2,696,369 votes for, 296,422 votes against, 8,309 votes abstained, and 1,514,603 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

Proposal Four: Ratification of Independent Registered Public Accounting Firm

There were 4,486,181 votes for, 25,623 votes against, 3,899 votes abstained, and 0 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	American Shared Hospital Services Incentive Compensation Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services
Date:	July 1, 2021	By:	/s/ Raymond C. Stachowiak
			Name:	Raymond C. Stachowiak
			Title:	Chief Executive Officer